SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

12212 Technology Boulevard, Austin, Texas	78727

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release

Item 12. Results of Operations and Financial Condition.

On April 21, 2004, Luminex Corporation issued a press release announcing its earnings results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION
Date: April 21, 2004	By:	/s/ Harriss T. Currie
Harriss T. Currie
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Earnings Press Release Issued by Luminex Corporation dated April 21, 2004.